3

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K





         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




    Date of Report (date of event reported):  March 31, 1997.



                HEADWAY CORPORATE RESOURCES, INC.
     (Exact name of registrant as specified in its charter)


                 Commission File Number: 0-23170

               DELAWARE                        75-2134871
   (State or other jurisdiction of          (I.R.S. Employer
    incorporation or organization)         Identification No.)


     850 Third Avenue, 11th Floor
             New York, NY                         10022
   (Address of principal executive             (Zip Code)
               offices)


         Registrant's Telephone Number:  (212) 508-3560


                         NOT APPLICABLE
      (Former name, former address and former fiscal year,
                  if changed since last report)













          ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On March 31, 1997, Headway Corporate Resources, Inc. ("Company"), acquired (through a wholly owned subsidiary formed for that purpose) substantially all the assets of Advanced Staffing Solutions, Inc. ("ASS"), a North Carolina corporation engaged in the business of offering human resource management services similar to those offered by the Company. The principal offices of ASS are located in Durham, North Carolina. The assets of ASS were purchased at a purchase price of up to $7,000,000, $4,000,000 of which was paid on March 31, 1997, and up to an additioanl $3,000,000 of which is payable in July 1998 based on the net operating income over a 12-month period beginning April 1, 1997, derived from the ASS business acquired before taking into account interest expense, amortization of goodwill arising from the purchase, income taxes, and other non-cash charges and credits. The purchase price was paid in cash, and determined through arms length negotiations between the Company and ASS on the basis of the tangible assets of ASS and the goodwill associated with the business. The former shareholders of ASS (which includes the former executive officers) are H. Wade Gresham and Mark F. Herron, none of whom (including ASS) was affiliated or associated with the Company or its affiliates prior to the acquisition. Funding for the acquisition was provided by debt financing obtained from ING (U.S.) Capital Corporation ("ING"), the lender on the Company's acquisitions in 1996. The financing consists of a term loan in the principal amount of $6,200,000, of which $4,000,000 was drawn on March 31, 1997, and the remaining $2,200,000 is available to fund the purchase price. ING also provided the Company an additioanl acquisition loan facility of up to $2,550,000, $800,000 of which is reserved to complete payment of the maximum $7,000,000 purchase price, if necessary.

           ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements. Included with this report are the historical audited financial statements of ASS for the calendar years ended December 31, 1996 and 1995, consisting of the following:

     Report of Independent Auditors
     Balance Sheets
     Statements of Shareholders' (Deficiency) Equity
     Statements of Cash Flows
     Notes to Financial Statements

(b)  Pro Forma Financial Information

      It is impracticable for the Company to provide the required pro forma financial information at the time this report on Form 8-K is filed. The Company proposes to file the required pro forma
financial  information as soon as it is available.   The  Company
expects that it will file the required financial information no later than 60 days after the date on which this report on Form 8-K is required to be filed.

(c)   Exhibits.   Included  in  this  report  are  the  following
exhibits.



 Exhibit   SEC Ref.    Title of Document                      Pag
   No.        No.                                               e

    1        (10)      Asset Purchase Agreement
                         dated march 31, 1997                 E-1

    2        (23)      Consent of Ernst & Young LLP           E-
                                                              34

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HEADWAY  CORPORATE RESOURCES,
INC.

DATED:    April  14,  1997,                  By:  Barry   Roseman
(Signature)
                                       President










                Audited Financial Statements

              Advanced Staffing Solutions, Inc.
              (d.b.a. Select Staffing Services)

           Years ended December 31, 1996 and 1995
             with Report of Independent Auditors
              Advanced Staffing Solutions, Inc.
              (d.b.a. Select Staffing Services)

                Audited Financial Statements

           Years ended December 31, 1996 and 1995




                          Contents

Report of Independent Auditors                           F-1

Balance Sheets                                           F-2
Statements of Operations                                 F-4
Statements of Shareholders' (Deficiency) Equity          F-5
Statements of Cash Flows                                 F-6
Notes to Financial Statements                            F-7



               Report of Independent Auditors

The Board of Directors and Shareholders
Advanced Staffing Solutions, Inc.

We have audited the accompanying balance sheets of Advanced Staffing Solutions, Inc. (the "Company") as of December 31, 1996 and 1995, and the related statements of operations, shareholders' (deficiency) equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advanced Staffing Solutions, Inc. at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1, the Company has sustained net losses and has a working capital deficiency at December 31, 1996. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans as to these matters are also described in
Note 1. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

                                           ERNST & YOUNG LLP
New York, New York
March 20, 1997
              Advanced Staffing Solutions, Inc.

                       Balance Sheets


                                             December 31
                                           1996      1995

Assets
Current assets:
Cash and cash equivalents                        $ $  6,327
                                         66,356
Due from licensor (Note 1)                127,942  121,877
Accounts receivable_other                 97,673   86,299
Prepaid expenses and other                24,108   6,503
Note  receivable from shareholder  (Note 493,815  419,505
3)
Interest   receivable  from  shareholder 48,191   36,312
(Note 3)
Total current assets                     858,085  676,823

Property and equipment:
Office furniture and equipment            267,862  211,939
Leasehold improvements                    16,937   16,474
                                          284,799  228,413
Less    accumulated   depreciation    and 127,984  78,225
amortization
                                         156,815  150,188

Other assets                             46,346   10,585





Total assets                                    $ $837,596
                                         1,061,24
                                         6



See accompanying notes.

              Advanced Staffing Solutions, Inc.

                       Balance Sheets

                                           December 31
                                         1996       1995

Liabilities and shareholders'
(deficiency) equity
Current liabilities:
Accounts payable                                 $         $
                                        111,836   116,567
Termination fee payable                  425,000   D
Current portion of notes payable (Note   185,391   67,492
5)
Current portion of capital lease         47,131    23,080
obligations (Note 7)
Accrued payroll and payroll taxes        32,150    27,388
Workers' compensation payable (Note 4)   170,963   110,352
Administrative fee payable              D         39,571
Total current liabilities               972,471   384,450

Notes payable, less current portion     72,760    96,403
(Note 5)
Capital lease obligation, less current  87,106    97,498
portion (Note 7)
Workers' compensation payable, less     -         170,963
current portion

Shareholders' (deficiency) equity:
Common stock, $1 par value; 100,000
shares authorized; 1,666 and 1,000
shares issued and outstanding at
December 31, 1996 and 1995,
respectively                            1,666     1,000
Additional paid-in capital               849,740   D
(Accumulated deficit) retained earnings  (922,497) 87,282
Total shareholders' (deficiency) equity (71,091)  88,282
Total liabilities and shareholders'
(deficiency) equity                             $         $
                                        1,061,246 837,596
              Advanced Staffing Solutions, Inc.

                  Statements of Operations


                                       Year ended December
                                               31
                                         1996       1995

Contract revenue (Note 1)             $3,079,262          $
                                                  2,434,896

Direct expenses                       169,972     363,725
License fee                           925,621     735,048
General and administrative (net of
lease expense repaid by affiliate of
$152,342 in 1996 and $100,970 in      1,702,295   1,376,133
1995) (Note 7)
Stock compensation (Note 2)           850,000     -
Termination fee                       425,000     -
                                      4,072,888   2,474,906

Operating (loss)                      (993,626)   (40,010)

Other (income) expense:
Interest expense                      56,319      39,806
Other income                          (4,908)     (10,901)
Interest income                       (35,258)    (28,392)
                                      16,153      513
Net (loss)                            $(1,009,77          $
                                      9)          (40,523)



See accompanying notes.
              Advanced Staffing Solutions, Inc.

       Statements of Shareholders' (Deficiency) Equity


                                           (Accumulat
                                 Addition      ed
                         Common  al Paid-   Deficit)
                          Stock     in      Retained    Total
                                  Capital   Earnings

Balance at December 31,   $1,000   $    -   $138,960   $139,960
1994
Distribution to           D       D         (11,155)   (11,155)
shareholder
Net loss for 1995         D       D         (40,523)   (40,523)
Balance at December 31,   1,000   D         87,282     88,282
1995
Issuance of stock option
and                      666     849,740   D          850,406
exercise thereof
Net loss for 1996         D       D         (1,009,779 (1,009,77
                                           )          9)
Balance at December 31,   $1,666     $849,7 $(922,49   $(71,091
1996                             40        7)         )



See accompanying notes.
              Advanced Staffing Solutions, Inc.

                  Statements of Cash Flows

                                          Year ended December
                                                   31
                                            1996        1995
Operating activities
Net (loss)                               $(1,009,77  $(40,523)
                                         9)
Adjustments to reconcile net (loss) to net
cash provided by operating activities:
Stock compensation                        850,000     D
Depreciation and amortization             51,923      23,952
Changes in operating assets and
liabilities:
Accounts receivable_licensor              (6,065)     (18,072)
Accounts receivable_other                 (11,374)    (70,134)
Prepaid expenses and other                (17,605)    (2,169)
Interest receivable from shareholder      (11,879)    (28,392)
Other assets                              (37,925)    (259)
Accounts payable                          (4,731)     32,983
Termination fee payable                   425,000     D
Accrued payroll and payroll taxes         4,762       (3,971)
Workers' compensation payable             (110,352)   281,315
Administrative fee payable                (39,571)    (54,726)
Net cash provided by operating activities 82,404      120,004

Investing activities
Purchases of property and equipment       (13,753)    (18,171)
Loans made to shareholder                 (74,310)    (113,936)
Net cash used in investing activities     (88,063)    (132,107)

Financing activities
Proceeds from issuing common stock        406         D
Proceeds from notes payable               120,000     45,000
Payment of notes payable                  (25,744)    (25,097)
Payment of capital lease obligations      (28,974)    (12,553)
Distribution to shareholder               D           (11,155)
Net cash provided by (used in) financing  65,688      (3,805)
activities

Net increase (decrease) in cash and cash  60,029      (15,908)
equivalents
Cash and cash equivalents at beginning of 6,327       22,235
year
Cash and cash equivalents at end of year  $66,356     $ 6,327
Supplemental disclosure of cash flow
information
Cash paid during the year for interest   $56,319     $39,806
Noncash investing and financing
activities
Capital lease obligations incurred when
the Company entered into leases for
property and equipment                    $42,633    $133,000

See accompanying notes.
              Advanced Staffing Solutions, Inc.

          Notes to Financial Statements (continued)






1. Significant Accounting Policies

Description of Business

Advanced  Staffing Solutions, Inc. (the "Company")  operates
an   employment  staffing  agency  with  the  focus  on  the
contingent workforce or temporary worker.

The Company does business as Select Staffing Services ("Select") pursuant to a licensing agreement with Select Temporary Services Inc. (the "Licensor") to operate a Select Temporary Service in certain counties in North Carolina. Under the terms of the licensing agreement, the Licensor is responsible for invoicing and collecting from clients and employing the temporary worker. The Company receives a fee for temporary personnel assigned to clients which represents the difference between the amount invoiced to clients and the payroll costs related to the temporary personnel assigned. In addition, the Licensor is paid a processing fee and is reimbursed for certain direct expenses.

On October 17, 1996 the Company gave notice of its election to terminate the licensing agreement and pursuant to the terms of the agreement the license will terminate six months from the date of the notice. In accordance with the terms of the agreement, the Company accrued a termination charge of $425,000 payable upon the termination of the license.

The Company has sustained losses in the past two years and has a working capital and shareholders' deficiency at December 31, 1996. The Company's election to terminate the licensing agreement was made in connection with the proposed sale of the Company's client list and property and equipment pursuant of a letter of intent. While management believes that such proposed sale will be consummated, there is no assurance that such sale will occur or if such sale is not consummated that adequate financing will be obtained from other sources for the business to continue as a going concern.

              Advanced Staffing Solutions, Inc.

          Notes to Financial Statements (continued)





Revenue Recognition

Contract revenue from the placement of temporary personnel is recognized as the related services are provided and represents the difference between the amounts invoiced to clients, $32,437,000 and $24,075,000 for the years ended
December 31, 1996 and 1995, respectively, and the payroll costs related to the temporary personnel assigned, $29,358,000 and $21,640,000 for the years ended December 31, 1996 and 1995, respectively.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets beginning when the assets are placed in service.

Income Taxes

The Company operates under the provisions of Subchapter S of the Internal Revenue Code and, consequently, is not subject to federal income tax; rather the shareholders are liable for individual income taxes on their respective shares of taxable income.

Advertising Expense

The  cost  of  advertising is expensed  when  incurred.  The
Company   incurred  advertising  expense  of  $111,385   and
$105,001 in 1996 and 1995, respectively.

Use of Estimates

The  preparation of the financial statements  in  conformity
with   generally  accepted  accounting  principles  requires
management to make estimates and

              Advanced Staffing Solutions, Inc.

          Notes to Financial Statements (continued)





assumptions  that  affect  the  amounts  reported   in   the
financial statements and accompanying notes. Actual results could differ from those estimates.

2. Stockholders' Equity

On February 2, 1996, the Company issued an option to purchase six hundred and sixty-six shares of common stock at sixty-one cents per share to an officer. The option which was exercised on February 2, 1996 was valued, based on an independent appraisal, at $850,000.

3. Notes Receivable from Shareholders

The Company holds a note from one of its shareholders with a balance at December 31, 1996 and 1995 of $493,815 and $419,505, respectively. The note bears interest at 8% and was due in May 1996, subsequently extended to June 1, 1997.

On January 3, 1997, the shareholders borrowed a total of $30,000 from the Company in exchange for promissory notes requiring all principal and accrued interest at 10% be paid on May 1, 1997.

4. Workers' Compensation Payable

At December 31, 1996 and 1995, the Company owed the Licensor $170,963 and $281,315, respectively, in back workers' compensation related to 1995 for its contingent workforce. This amount is being paid in monthly installments ranging from $6,600 to $12,500, including interest at 10%.
              Advanced Staffing Solutions, Inc.

          Notes to Financial Statements (continued)




5. Notes Payable

Notes payable consists of the following:

                                                December 31
                                               1996     1995
Notes payable to a bank in monthly
installments of $2,779, including interest
at the bank's index rate plus 1.75%, with a
final payment of all remaining principal
and interest due May 6, 1999. The notes are  $97,608     $118,8
collateralized by the Company's accounts              95
receivable and the personal guarantee of a
shareholder.
Note payable to a bank, principal and
interest at the prime rate + 2% due March    100,000  D
31, 1997.
Note payable to a bank, monthly interest
installments at the bank's index rate plus
1.75%, with the total outstanding balance    45,000   45,000
due September 30, 1997, personally
guaranteed by a shareholder.
Note payable to a bank, payable in monthly
installments equal to 5% of the outstanding
balance including interest at the bank's     15,543   D
prime rate plus 3.75%. The note is due on
demand.
Total notes payable                          258,151  163,895
Less current portion                         185,391  67,492
Total notes payable, less current portion    $72,760   $96,403

5. Notes Payable (continued)

Aggregate   maturities  of  notes  payable  for  the   years
subsequent to December 31, 1996 are as follows:

1997                     $185,391
1998                     27,449
1999                     45,311
                         $258,151





              Advanced Staffing Solutions, Inc.

          Notes to Financial Statements (continued)





6. Defined Contribution Plan

The Company sponsors a 401(k) plan for its eligible employees. Employees can make elective deferral contributions of up to 15% of their wages. The Company makes discretionary matching contributions. Contribution expense for 1996 and 1995 was $3,164 and $9,836, respectively.

7. Leases

The Company leases office space and equipment under noncancelable operating leases that expire from 1997 through 2001. The Company also leases equipment under capital lease agreements that expire in 1999 and 2000. Certain of these leases, in the Company's name, relate to equipment used by an affiliate of the Company. Future minimum lease payments for noncancelable operating leases and capital leases with initial terms of one year or more consist of the following at December 31, 1996:

                         Capital   Operating   Total
Payments:
1997                     $47,131   $248,965
                                              $296,096
1998                    47,131     216,005    263,136
1999                    43,130     180,095    223,225
2000                    16,721     17,102     33,823
2001                    D          18,400     18,400
Total                   154,113    680,567    834,680
Amount     representing (19,876)   D          (19,876)
interest
Balance                  $134,237  $680,567
                                              $814,804
              Advanced Staffing Solutions, Inc.

          Notes to Financial Statements (continued)





7. Leases (continued)

Property and equipment includes the following amounts under capitalized leases:

Office furniture and        $175,764
equipment
Less accumulated           42,785
amortization
                            $132,979

Rental expense, net of reimbursements, charged to operations during  the years ended December 31, 1996 and 1995  for  all
operating    leases   totaled   $105,000    and    $118,000,
respectively.